Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Bookham, Inc. (the “Company”) for the period ended March 29, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Stephen Abely, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350,that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 5, 2008	By:	/s/ Stephen Abely
Stephen Abely
Chief Financial Officer (Principal Financial and Accounting Officer)